                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE

                                                      For further information
contact:

                                 John Schoen              Jack Seller
                                 CFO                      Director, Marketing
                                 PCTEL, Inc.              PCTEL, Inc.
                                 (773)-243-3000           (773) 243-3016
                                                          jack.seller@pctel.com

                      PCTEL POSTS $21.6 MILLION IN REVENUE
                         ALL GROUPS DRIVE RECORD REVENUE

(Chicago, October 27, 2005) PCTEL, Inc. (NASDAQ: PCTI), a leader in providing wireless broadband solutions, announced record revenue for the third quarter ended September 30, 2005. Financial highlights of the quarter were:

     o $21.6 MILLION in total revenue for the quarter, which is an increase of 102 percent over the third quarter last year. Revenue for the nine months ended September 30, 2005 is up 67 percent from the same period last year.

     o $15.3 MILLION in revenue for the quarter from the Antenna Products Group. This is an increase of 168 percent over the third quarter last year. Revenue for the nine months ended September 30, 2005 is up 134 percent from the same period last year. The comparisons are favorably impacted by the acquisition of product lines from Andrew Corporation last October and the acquisition of Sigma Wireless during the third quarter.

     o $2.1 MILLION in revenue for the quarter from the Mobility Solutions Group. This is an increase of 84 percent over the third quarter last year. Revenue for the nine months ended September 30, 2005 is up 12 percent from the same period last year.

     o $3.7 MILLION in revenue for the quarter from the RF Solutions Group. This is a 45 percent increase over the third quarter of last year. Revenue for the nine months ended September 30, 2005 is up 35 percent from the same period last year.

     o $(0.9) MILLION NET LOSS FOR THE QUARTER, OR $(0.05) PER SHARE. This compares to a net loss of $(2.6) million, or $(0.13) per share in the third quarter last year. Results include non-cash expenses related to amortization of intangible assets from acquisitions and non-cash compensation related to restricted stock. The sum of those expenses in the third quarter of 2005 and 2004 was $2.5 million and $1.1 million, respectively.

          Net loss for the nine months ended September 30, 2005 was $(3.6) million, or $(0.18) a share compared to a net loss of $(3.8) million, or $(0.19) per share for the same period last year. Results include non-cash expenses related to amortization of intangible assets from acquisitions and non-cash compensation related to restricted stock. The sum of those expenses during the nine months ended September 30, 2005 and 2004 was $5.8 million and $3.2 million, respectively.

     o    $58.6 MILLION OF CASH at September 30, 2005.

During the third quarter, the company acquired Sigma Wireless Technologies, a provider of Integrated Variable Electrical Tilt (iVET) antennas for the 3G cellular market. Other major events included: the delivery of its VoIP Roaming Client for deployment in Japan, significant growth in the company's UMTS scanner business, the first $5 million shipping month out of the new facility in Bloomingdale, Illinois, and particularly strong shipments of GPS-based antennas, elevated feed antennas, and Wi-Fi antennas.

"The financial results suggest that we are continuing to make progress," said Marty Singer, PCTEL's Chairman and CEO. "Over the past four years, we've transformed the company through five acquisitions and one divestiture and we are positioned to benefit from the continued explosion in pervasive wireless broadband. We are now focused on execution, driving synergies, and delivering bottom line performance," added Singer.

The company will discuss these results and the market trends driving the increased revenue during its scheduled earnings teleconference today at 6:15 PM EDT.

CONFERENCE CALL / WEBCAST
The company will hold a conference call at 5:15 PM CDT (6:15 PM EDT) today, Thursday, October 27, 2005 with Marty Singer, chairman and chief executive officer, and John Schoen, chief financial officer. PCTEL will not be responding to inquiries regarding its financial results until the conference call. The session can be accessed by calling (800) 289-0508 (U.S. / Canada) or (913) 981-5550 (international).

To listen via the Internet, please visit, www.pctel.com, or http://investor.pctel.com/MediaList.cfm

REPLAY: A replay will be available for two weeks after the call on PCTEL's web site at www.pctel.com or by calling (888) 203-1112 (U.S. / Canada) or (719) 457-0820 (international) access code: 5818844.

ABOUT PCTEL

PCTEL, Inc. (Nasdaq:PCTI), is a global leader in providing wireless broadband solutions. PCTEL's Antenna Products Group (http://antenna.pctel.com) designs, distributes, and supports innovative antenna solutions for public safety applications, unlicensed and licensed wireless broadband, fleet management, network timing, and other GPS applications. PCTEL's Mobility Solutions' (http://mobilitysolutions.pctel.com) software tools provide secure, access independent, remote connectivity to the Internet and VoIP capability for converged handsets. PCTEL's RF Solutions' (http://rfsolutions.pctel.com) portfolio of OEM receivers, receiver based products and interference management solutions are used to measure, monitor and optimize cellular networks.

PCTEL protects its leadership position with a portfolio of more than 130 analog and broadband communications, wireless and antenna patents, issued or pending. The company's products are sold or licensed to wireless carriers, wireless ISPs, distributors, system integrators, wireless test and measurement companies, wireless network equipment and handset manufacturers, PC card manufacturers and government agencies. PCTEL headquarters are located at 8725 West Higgins Road, Suite 400, Chicago, IL 60631. Telephone: 773-243-3000. For more information, please visit our web site at: http://www.pctel.com.


PCTEL SAFE HARBOR STATEMENT

This press release contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Specifically, the statements regarding PCTEL's expectations regarding the future growth of its wireless and licensing businesses are forward looking statements within the meaning of the safe harbor. These statements are based on management's current expectations and actual results may differ materially from those projected as a result of certain risks and uncertainties, including the ability to successfully grow the wireless products business, the ability to implement new technologies and obtain protection for the related intellectual property, and the ability to integrate acquired businesses and products. These and other risks and uncertainties are detailed in PCTEL's Securities and Exchange Commission filings. These forward-looking statements are made only as of the date hereof, and PCTEL disclaims any obligation to update or revise the information contained in any forward-looking statement, whether as a result of new information, future events or otherwise.

                                   PCTEL, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
             (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE INFORMATION)


                                                         Three Months Ended                 Nine Months Ended
                                                             September 30,                      September 30,
                                                       -------------------------         -------------------------
                                                         2005             2004             2005             2004
                                                       --------         --------         --------         --------
REVENUES                                              $  21,632         $ 10,735         $ 54,952         $ 32,923
COST OF REVENUES                                         11,593            4,450           28,772           12,451
                                                       --------         --------         --------         --------
GROSS PROFIT                                             10,039            6,285           26,180           20,472
                                                       --------         --------         --------         --------
OPERATING EXPENSES:
  Research and development                                2,562            1,999            7,467            6,208
  Sales and marketing                                     3,637            2,687            9,686            8,299
  General and administrative                              4,105            4,043           12,136           10,903
  Amortization of other intangible assets                 1,231              709            2,967            2,132
  Restructuring charges                                      --             (136)             (70)            (195)
  Gain on sale of assets and related royalties             (600)            (500)          (1,600)          (1,500)
                                                       --------         --------         --------         --------
          Total operating expenses                       10,935            8,802           30,586           25,847
                                                       --------         --------         --------         --------
LOSS FROM OPERATIONS                                       (896)          (2,517)          (4,406)          (5,375)
OTHER INCOME, NET                                            74              349            1,045              859
                                                       --------         --------         --------         --------
LOSS BEFORE INCOME TAXES                                   (822)          (2,168)          (3,361)          (4,516)
PROVISION (BENEFIT) FOR INCOME TAXES                         95              458              196             (714)
                                                       --------         --------         --------         --------
NET LOSS                                               $   (917)        $ (2,626)        $ (3,557)        $ (3,802)
                                                       ========         ========         ========         ========

Basic loss per share                                   $  (0.05)        $  (0.13)        $  (0.18)        $  (0.19)

Shares used in computing basic loss per share            20,209           20,216           20,167           20,402

Diluted loss per share                                 $  (0.05)        $  (0.13)        $  (0.18)        $  (0.19)
Shares used in computing diluted loss per share          20,209           20,216           20,167           20,402

                                   PCTEL, INC.

                      CONSOLIDATED CONDENSED BALANCE SHEETS
                            (UNAUDITED, IN THOUSANDS)


                                                         September 30,     December 31,
                                                             2005             2004
                                                         ------------      -----------
                     ASSETS
CURRENT ASSETS:
       Cash and cash equivalents                          $  58,360         $  83,887
       Restricted cash                                          208               208
       Accounts receivable, net                              13,096            10,819
       Inventories, net                                      11,152             8,554
       Prepaid expenses and other assets                      2,947             2,969
                                                          ---------         ---------
              Total current assets                           85,763           106,437
PROPERTY AND EQUIPMENT, net                                  11,244             9,746
GOODWILL                                                     30,642            14,114
OTHER INTANGIBLE ASSETS, net                                 17,665            11,628
OTHER ASSETS                                                  1,178               180
                                                          ---------         ---------
TOTAL ASSETS                                              $ 146,492         $ 142,105
                                                          =========         =========

     LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
       Accounts payable                                   $   3,062         $   1,085
       Income taxes payable                                   5,439             5,692
       Deferred revenue                                       2,888             1,738
       Accrued liabilities                                    6,578             9,301
                                                          ---------         ---------
              Total current liabilities                      17,967            17,816
PENSION LIABILITY                                             3,026                --
OTHER LONG-TERM LIABILITIES                                   2,394             1,366
                                                          ---------         ---------
              Total liabilities                              23,387            19,182
                                                          ---------         ---------

STOCKHOLDERS' EQUITY:
       Common stock                                              22                21
       Additional paid-in capital                           167,053           160,180
       Deferred compensation                                 (7,748)           (4,422)
       Accumulated deficit                                  (36,496)          (32,939)
       Accumulated other comprehensive income                   274                83
                                                          ---------         ---------
              Total stockholders' equity                    123,105           122,923
                                                          ---------         ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $ 146,492         $ 142,105
                                                          =========         =========

                                   PCTEL, INC.

                       REVENUE AND GROSS PROFIT BY SEGMENT
                            (UNAUDITED, IN THOUSANDS)


                              Three Months Ended                Nine Months Ended
                                 September 30,                    September 30,
                          -------------------------         -------------------------
                            2005             2004             2005             2004
                          --------         --------         --------         --------
REVENUES:
APG                         15,261         $  5,684         $ 38,967         $ 16,625
RFS                          3,729            2,578           10,111            7,485
MSG                          2,057            1,118            4,490            4,020
LICENSING                      598            1,377            1,421            4,836
Eliminations                   (13)             (22)             (37)             (43)
                          --------         --------         --------         --------
TOTAL REVENUES            $ 21,632         $ 10,735         $ 54,952         $ 32,923

GROSS PROFIT:
APG                       $  4,861         $  2,368         $ 13,245         $  6,945
RFS                          2,585            1,696            7,175            5,039
MSG                          2,056            1,059            4,412            3,891
LICENSING                      528            1,162            1,343            4,602
Eliminations                     9               --                5               (5)
                          --------         --------         --------         --------
TOTAL GROSS PROFIT        $ 10,039         $  6,285         $ 26,180         $ 20,472

                                   PCTEL, INC.

          RECONCILIATION OF NON GAAP TO GAAP RESULTS OF OPERATIONS (a)
                            (UNAUDITED, IN THOUSANDS)


                                                Three Months Ended September 30, 2005         Three Months Ended September 30, 2004
                                                --------------------------------------        --------------------------------------
                                                    As          Non-GAAP        Non               As         Non-GAAP        Non
                                                 Reported     Adjustments(a)   GAAP            Reported    Adjustments(a)   GAAP
                                                ----------   ------------    ---------        ----------  ------------   -----------
REVENUES                                        $   21,632                   $  21,632        $  10,735                  $   10,735
COST OF REVENUES                                    11,593          (75)(b)     11,518            4,450                       4,450
                                                ----------   ----------      ---------        ---------                  ----------
GROSS PROFIT                                        10,039           75         10,114            6,285                       6,285
OPERATING EXPENSES:
  Research and development                           2,562          (92)(b)      2,470            1,999          (27)(b)      1,972
  Sales and marketing                                3,637         (256)(b)      3,381            2,687          (75)(b)      2,612
  General and administrative                         4,105         (858)(b)      3,247            4,043         (282)(b)      3,761
  Amortization of other intangible assets            1,231       (1,231)            --              709         (709)            --
  Restructuring charges                                 --                          --             (136)                       (136)
  Gain on sale of assets and related royalties        (600)                       (600)            (500)                       (500)
                                                ----------   ----------      ---------        ---------     --------     ----------
           Total operating expenses                 10,935       (2,437)         8,498            8,802       (1,093)         7,709
                                                ----------   ----------      ---------        ---------     --------     ----------
INCOME (LOSS) FROM OPERATIONS                         (896)       2,512          1,616           (2,517)       1,093         (1,424)
OTHER INCOME, NET                                       74                          74              349                         349
                                                ----------   ----------      ----------       ---------     --------     ----------
INCOME (LOSS) BEFORE INCOME TAXES                     (822)       2,512          1,690           (2,168)       1,093         (1,075)
PROVISION FOR INCOME TAXES                              95                          95              458                         458
                                                ----------   ----------      ---------        ---------     --------     ----------
NET INCOME (LOSS)                               $     (917)  $    2,512      $   1,595        $  (2,626)    $  1,093     $   (1,533)
                                                ==========   ==========      =========        =========     ========     ==========

Earnings (loss) per share
        Basic                                   $    (0.05)                  $    0.08        $   (0.13)                 $    (0.08)
        Diluted                                 $    (0.05)                  $    0.08        $   (0.13)                 $    (0.08)
Shares used in computing EPS (in thousands)
        Basic                                       20,209                      20,209           20,216                      20,216
        Diluted                                     20,209                      20,789           20,216                      20,216


(a) These adjustments reconcile the Company's GAAP results of operations to its non-GAAP results of operations. The Company believes that presentation of results excluding items such as non-cash share-based compensation, restructuring costs, and investment gains provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and facilitates comparison of operating results across reporting periods. The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes. These non-GAAP measures should not be viewed as a substitute for the Company's GAAP results. Neither the Company's GAAP nor non-GAAP results of operations include the accounting impact had the Company chosen to apply the fair-value recognition provisions of SFAS No. 123 or SFAS No. 123 revised (123R) to expense share-based compensation related to stock options, the impact of which is disclosed in the Company's Forms 10-Q and 10-K as filed with the SEC. The Company will adopt SFAS No. 123R in its first fiscal quarter ending March 31, 2006.

(b) This adjustment reflects the non cash stock based compensation expense for restricted stock grants and stock bonuses awarded to the Company's employees.

                                   PCTEL, INC.

          RECONCILIATION OF NON GAAP TO GAAP RESULTS OF OPERATIONS (a)
                            (UNAUDITED, IN THOUSANDS)


                                                   Nine Months Ended September 30, 2005       Nine Months Ended September 30, 2004
                                                  ---------------------------------------    --------------------------------------
                                                      As        Non-GAAP           Non          As        Non-GAAP          Non
                                                   Reported     Adjustments(a)     GAAP       Reported    Adjustments(a)    GAAP
                                                  ----------   ------------     ---------    ----------  ------------    ----------
REVENUES                                          $   54,952                    $  54,952    $  32,923                   $   32,923
COST OF REVENUES                                      28,772          (83)(b)      28,689       12,451                       12,451
                                                  ----------   ----------        --------    ---------                   ----------
GROSS PROFIT                                          26,180           83          26,263       20,472                       20,472
OPERATING EXPENSES:
  Research and development                             7,467         (213)(b)       7,254        6,208          (79)(b)       6,129
  Sales and marketing                                  9,686         (572)(b)       9,114        8,299         (218)(b)       8,081
  General and administrative                          12,136       (1,998)(b)      10,138       10,903         (743)(b)      10,160
  Amortization of other intangible assets              2,967       (2,967)             --        2,132       (2,132)             --
  Restructuring charges                                  (70)                         (70)        (195)                        (195)
  Gain on sale of assets and related royalties        (1,600)                      (1,600)      (1,500)                      (1,500)
                                                  ----------   ----------       ---------    ---------   ----------      ----------
        Total operating expenses                      30,586       (5,750)         24,836       25,847       (3,172)         22,675
                                                  ----------   ----------       ---------    ---------   ----------      ----------
INCOME (LOSS) FROM OPERATIONS                         (4,406)       5,833           1,427       (5,375)       3,172          (2,203)
OTHER INCOME, NET                                      1,045                        1,045          859                          859
                                                  ----------   ----------       ---------    ---------   ----------      ----------
INCOME (LOSS) BEFORE INCOME TAXES                     (3,361)       5,833           2,472       (4,516)       3,172          (1,344)
PROVISION (BENEFIT) FOR INCOME TAXES                     196                          196         (714)                        (714)
                                                  ----------   ----------       ---------    ---------   ----------      ----------
NET INCOME (LOSS)                                 $   (3,557)  $    5,833       $   2,276    $  (3,802)  $    3,172      $     (630)
                                                  ----------   ----------       ---------    ---------   ----------      ----------

Earnings (loss) per share
        Basic                                     $    (0.18)                   $    0.11    $   (0.19)                  $    (0.03)
        Diluted                                   $    (0.18)                   $    0.11    $   (0.19)                  $    (0.03)
Shares used in computing EPS (in thousands)
        Basic                                         20,167                       20,167       20,402                       20,402
        Diluted                                       20,167                       20,709       20,402                       20,402


(a) These adjustments reconcile the Company's GAAP results of operations to its non-GAAP results of operations. The Company believes that presentation of results excluding items such as non-cash share-based compensation, restructuring costs, and investment gains provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and facilities comparison of operating results across reporting periods. The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes. These non-GAAP measures should not be viewed as a substitute for the Company's GAAP results. Neither the Company's GAAP nor non-GAAP results of operations include the accounting impact had the Company chosen to apply the fair-value recognition provisions of SFAS No. 123 or SFAS No. 123 revised (123R) to expense share-based compensation related to stock options, the impact of which is disclosed in the Company's Forms 10-Q and 10-K as filed with the SEC. The Company will adopt SFAS No. 123R in its first fiscal quarter ending March 31, 2006.

(b) This adjustment reflects the non cash stock based compensation expense for restricted stock grants and stock bonuses awarded to the Company's employees.